Exhibit 99.1

2004 Debt & Equity Conference Business Outlook Rich Fairbank November 4, 2004

Please note that the following materials containing information regarding Capital One's financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise. Certain statements in this presentation and other oral and written statements made by the Company from time to time, are forward-looking statements, including those that discuss strategies, goals, outlook or other non- historical matters; or project revenues, income, returns, earnings per share or other financial measures. To the extent any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those described in forward-looking statements, including, among other things: continued intense competition from numerous providers of products and services which compete with our businesses; an increase or decrease in credit losses; financial, legal, regulatory or accounting changes or actions; changes in interest rates; general economic conditions affecting consumer income, spending and repayments; changes in our aggregate accounts or consumer loan balances and the growth rate and composition thereof; changes in the reputation of the credit card industry and/or the company with respect to practices and products; our ability to continue to securitize our credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to fund our operations and future growth; our ability to successfully continue to diversify our assets; losses associated with new products or services or expansion internationally; the company's ability to execute on its strategic and operational plans;any significant disruption of, or loss of public confidence in, the United States Mail service affecting our response rates and consumer payments; any significant disruption in our operations or technology platform; our ability to recruit and retain experienced personnel to assist in the management and operations of new products and services; and other factors listed from time to time in reports we file with the Securities and Exchange Commission (the "SEC") , including, but not limited to, factors set forth under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2003, and any subsequent quarterly reports on Form 10-Q. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation. Further information about Capital One can be obtained from the Corporation's public filings with the SEC. A reconciliation of any non-GAAP financial measures included in this presentation can be found in the Company's most recent Form 8-K or Form 10-Q concerning quarterly financial results, available on the Company's website at www.capitalone.com in Investor Relations under "About Capital One." Forward looking statements

This is our ten year anniversary Capital One Managed Loans 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004(E) Managed Loans 7.4 10.45 12.8 14.23 17.4 20.24 29.52 45.26 59.75 71.245 75.457 5.049 Growth 41% 23% 11% 23% 16% 46% 54% 32% 19% COF IPO Nov 16, 1994 10-13% $B $78-$81 (E) Q3 YTD

We are generating robust, steady earnings growth 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004(E) eps 0.48 0.64 0.77 0.93 1.32 1.72 2.24 2.91 3.93 4.85 5.45 0.8 EPS EPS Growth 33% 20% 21% 42% 30% 30% 30% 35% 23% 26-32% Q3 YTD

Rev Mgn Provision Ops Cost Mktg Tax 1994 0.096 0.0812 0.0379 0.0225 0.0146 1995 0.0856 0.0657 0.0325 0.0187 0.012 1996 0.1118 0.0729 0.0345 0.0188 0.0118 1997 0.1349 0.0764 0.0343 0.0197 0.0122 1998 0.1546 0.1051 0.0491 0.0245 0.0153 1999 0.1834 0.1419 0.0611 0.0269 0.0169 2000 0.1945 0.1483 0.0632 0.0288 0.0178 2001 0.1692 0.1223 0.0509 0.0249 0.0154 2002 0.1579 0.0983 0.0411 0.0236 0.0147 2003 0.1368 0.0893 0.0393 0.0244 0.0152 Q1 2004 0.1262 0.0905 0.0451 0.0331 0.0211 2004E 0.1227 0.0809 0.036 0.0223 0.017 Our ROA has been strong and steady Return on Managed Assets 1.70% (E)

Our credit performance is strong Q1 95 Q2 95 Q3 95 Q4 95 Q1 96 Q2 96 Q3 96 Q4 96 Q1 97 Q2 97 Q3 97 Q4 97 Q1 98 Q2 98 Q3 98 Q4 98 Q1 99 Q2 99 Q3 99 Q4 99 Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Charge-offs 0.0188 0.021 0.0235 0.0258 0.0353 0.0397 0.0419 0.0511 0.0593 0.0657 0.0684 0.0653 0.0627 0.0624 0.0536 0.0488 0.0439 0.0425 0.0436 0.0436 0.0452 0.0467 0.0448 0.0457 0.044 0.0461 0.0451 0.0501 0.047 0.0498 0.0496 0.0621 0.0647 0.0632 0.0544 0.0532 0.0483 0.0442 0.0405 Delinq 0.0312 0.0307 0.0337 0.042 0.0451 0.0458 0.0531 0.0624 0.0641 0.0633 0.0636 0.062 0.0575 0.0514 0.049 0.047 0.0456 0.0472 0.0506 0.0523 0.0526 0.0535 0.0532 0.0523 0.0472 0.0492 0.052 0.0495 0.048 0.0454 0.0531 0.056 0.0497 0.0495 0.0465 0.0446 0.038 0.0376 COF Quarterly Managed Net Charge-Off Rate 4.05% Note: Charge-off percentages prior to Q197 do not reflect recoveries reclass

Q1 95 Q2 95 Q3 95 Q4 95 Q1 96 Q2 96 Q3 96 Q4 96 Q1 97 Q2 97 Q3 97 Q4 97 Q1 98 Q2 98 Q3 98 Q4 98 Q1 99 Q2 99 Q3 99 Q4 99 Q1 00 Q2 00 Q3 00 Q4 00 Q1 01 Q2 01 Q3 01 Q4 01 Q1 02 Q2 02 Q3 02 Q4 02 Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Capital/Managed 0.0541 0.0508 0.0454 0.0488 0.0531 0.05 0.0491 0.0496 0.0586 0.0601 0.0609 0.0603 0.0659 0.0668 0.066 0.0664 0.0698 0.0715 0.0712 0.0683 0.0706 0.0681 0.0665 0.0619 0.0693 0.07 0.0693 0.0652 0.0682 0.0778 0.0785 0.0786 0.0834 0.0833 0.0812 0.0819 0.088 0.0912 0.0957 Capital + ALLL/Managed 0.0615 0.0575 0.0511 0.0546 0.0593 0.0556 0.0556 0.0575 0.0665 0.0679 0.0703 0.0714 0.0789 0.079 0.078 0.0776 0.0821 0.0842 0.0853 0.0827 0.0865 0.084 0.0827 0.0778 0.0856 0.0859 0.0856 0.0812 0.086 0.0977 0.1028 0.1035 0.107 0.1048 0.1009 0.1009 0.1052 9.57% Note: Capital includes 100% of Mandatory Convertible Capital to Managed Assets We have a strong capital position

US Credit Cards have been the foundation of Capital One profits 1999 2000 2001 2002 2003 2004 (Q3 YTD) Consumer Lending NIAT 515 653 774 1001 1182 1185 Q1-Q3 515 690 774 1001 1181 1185.356286 Q4 U.S. Card NIAT $M Based on internal allocations of consolidated results

The US Card industry is consolidating Citibank 11% MBNA 9% Bank One/First USA 9% Discover 8% Chase Manhattan 7% First Chicago 4% Household 4% Bank of America 3% American Express 3% Capital One 3% Top 10 Share 62% 4th Quarter 1997 % outstandings Source: Nilson and Company Reports 2nd Quarter 2004 % outstandings 3% Household 3% Providian 6% American Express 7% Capital One 7% Discover 8% Bank of America/Fleet 13% MBNA 20% JPM Chase/Bank One 23% Citigroup 1% Wells Fargo 93% Top 10 Share 85%

IBS De-averaging Economics Targeted Marketing Testing and Innovation Managing Credit Risk Optimizing Customer Relationships Our historical strength is valuable in a maturing card industry

1) Note: Revenue margin equals revenue divided by average managed loans. MBNA is for entire company. Citigroup is for North America Card. JP Morgan, Bank of America, Discover and Capital One US Card data are for domestic credit cards only. Bank of America and JP Morgan include Fleet and Bank One acquisitions, respectively. Source: Company Reports Citigroup Card MBNA Bank One Discover Chase Card Providian Capital One Bank of America Card Capital One US Card 0.0609 0.1457 0.048 0.1284 0 0 0.0553 0.1343 0.0509 0.1157 0.1089 0.2087 0.0439 0.1489 0.0596 0.1525 0.0476 0.1736 Q3 2004 9-Month Lagged Charge-Off Rate vs. Revenue Margin1 Revenue Margin Our IBS advantages in credit and revenue set us apart from other card issuers

Company YTD ROML ROA Capital One 0.0333 0.0363 Bank of America 0.0279 0.0294 Citigroup 0.0276 0.0307 MBNA 0.0224 0.0226 Discover 0.0159 0.0178 Chase 0.0156 0.0129 Return On Managed Loans (Q3 12 Month Trailing) (US Card) (N.A. Card) (Company) (US Card) (US Card) (US Card) The profitability of our business stands out Note: Return on managed loans equals net income after taxes for the last four quarters divided by average managed loans over the same period. MBNA figures are for entire company. Citigroup is for North America Card. JP Morgan, Bank of America, Discover and Capital One are for U.S. credit cards only. Bank of America and JP Morgan figures are pro forma to include pre-acquisition Fleet and Bank One data, respectively. Bank of America net income after taxes is estimated from consumer card LOB NIBT and company-wide tax-rate. Discover net income after taxes is estimated from NIBT and historical LOB tax-rate (prior to Q1 04, Discover disclosed NIAT)

Our operating efficiency is improving Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Debt Equity - 2003 0.0242 0.0239 0.024 0.0225 0.0224 0.0212 0.0208 0.0198 0.019 0.0175 0.0175 0.0166 0.0158 0.0165 0.0156 COF 0.1007 0.1015 0.1018 0.0936 0.0901 0.0863 0.0857 0.0748 0.0691 0.0649 0.0698 0.0631 0.0629 0.0587 0.0581 0.0582 0.0545 0.0539 0.0535 COF US Card 0.0968 0.0956 0.096 0.0898 0.0895 0.0849 0.0831 0.0792 0.0759 0.0699 0.07 0.0666 0.0633 0.0659 0.0624 0.0597 0.0586 0.0588 0.0552 0.0252 0.0254 0.0254 0.0234 0.0225 0.0216 0.0214 0.0187 0.0173 0.0162 0.0174 0.0158 0.0157 0.0147 0.0145 0.0146 0.0136 0.0135 COF opex (includes marketing) 0.1407 0.142 0.1423 0.1329 0.1204 0.1185 0.1162 0.1039 0.0994 0.0899 0.0832 0.0778 0.0792 0.0768 0.078 0.0751 0.0689 0.068 0.0705 COF US Card opex (non-interest expense in the 8k) 0.1383 0.1385 0.1396 0.1236 0.1218 0.1181 0.1159 0.1108 0.1101 0.0969 0.0827 0.0807 0.0795 0.0848 0.0853 0.0754 0.0729 0.0727 0.0729 Total COF Operating & Marketing Expenses / Average Managed Loans Note: Figures annualized. 2000 2001 2002 2004 2003

1998 1999 2000 2001 2002 2003 Rewards 0.1 1.27 3.37 5.6 6.5 8.52 Value added plays like rewards are an important part of our portfolio Rewards Managed Outstandings Note: Rewards includes Go Miles, College One, Cash Back, Retail Co-brand Reported in U.S. Card segment $B

We are developing a powerful brand identity We are developing a powerful brand identity

The card business will continue to be a major source of profit for COF 1999 2000 2001 2002 2003 Consumer Lending NIAT 515 653 774 1001 1182 Q1-Q3 653 774 1001 1181 Q4 515 U.S. Card NIAT $690 $774 $1,001 $1,181 $515 $M Based on internal allocations of consolidated results

The card business will continue to be a major source of profit for COF 1999 2000 2001 2002 2003 2004 YTD Consumer Lending NIAT 515 653 774 1001 1182 1185 Q1-Q3 653 774 1001 1181 1185.356286 Q4 515 U.S. Card NIAT $690 $774 $1,001 $1,181 $515 $1,185 $M Based on internal allocations of consolidated results YTD as of Q304

Year 1997 1998 1999 2000 2001 2002 2003 Q1 2004 2004 YTD Auto 0 0.3 0.5 1.2 4 7 8.467 8.8 9.731 International 0.4 1.9 2.4 3 4 5.3 7.6 8.3 9.173 Installment 0.6 0.8 1.2 1.6 2.9 4 5.357 5.7 6.381 Small Business 0.008 0.074 0.397 0.749 1.385 2.457 3.3 3.5 3.8 Installment Loans1 International1 $3.1 $4.5 $6.5 % of Mgd. Loans 7% 18% 22% 22% 27% 31% 35% 39% $12.3 Auto Loans $18.8 $24.8 $1.0 Small Business1 Managed Outstandings Reported in Global Financial Services segment YTD as of Q304 $29.1 We have been diversifying for years $B

Our Global Financial Services businesses are delivering profit growth GFS NIAT 2001 2002 2003 2004 YTD International UK Canada Small Business Card Installment Loans Patient Finance $M Based on internal allocations of consolidated results YTD as of Q304

Auto lending is a powerful growth story 1999 2000 2001 2002 2003 2004 YTD 2005 2006 2007 Capital One Auto Finance NIAT $99 $10 ($35) ($21) ($23) $139 $M Based on internal allocations of consolidated results YTD as of Q304

With the acquistion of Onyx, we will be 2nd largest non-captive auto lender Share CHASE 0.09 COAF* 0.026 0.008 BANK OF AMERICA 0.031 CITIZENS 0.02 WELLS FARGO 0.019 WFS FINANCIAL 0.017 SUNTRUST BANK 0.016 HSBC / HOUSEHOLD 0.016 AMERICREDIT 0.013 CITIGROUP 0.013 US BANK 0.009 Source: JD Power, Company filings Share of Auto Loan Originations* (Q1 & Q2 2004) * COAF includes dealer originated and direct-marketed loans, other players are originated through franchised dealers Chase includes Bank One; Citizens includes Charter One; Citi includes Arcadia, Auto One, and Transouth; Excludes commercial trucks Onyx COAF

We have the most complete national scale auto lending platform National Scale Dealer Network Full Credit Spectrum Direct Marketing Brand

Our auto business illustrates how we use acquisitions of growth platforms to diversify Summit 1998 (Dealer, Non Prime) Threshold Scale Platform Follow on Acquisitions Leverage Capital One to grow Credit Direct marketing Customer base Data Brand PeopleFirst 2001 (Internet, Superprime) Onyx 2005 (Dealer, Prime/Near-Prime)

We are growing our deposit base 1999 2000 2001 2002 2003 2004 YTD 2005 2006 2007 2008 Brokered 0.2 1.1 3.67 6.31 8.05 8.3 9.2 8.5 6.4 0.6 Posting 2.55 5.8 7.58 9.36 12.19 12.5 12 10.7 9.9 10.2 Marketed 1.3 5.9 10.6 15.8 24 UK 0.24 0.83 1.04 1.64 1.7 2.5 3.4 4.4 5.5 3.8 8.4 12.8 17.3 22.4 25.4 Capital One Branchless Deposits 31st Largest deposit institution1 $B YTD as of Q304 1 source: SNL

Our diversification businesses are driving major profit growth Diversified1 NIAT Diversification Businesses Auto Finance International* Installment Loans* Small Business* Patient Finance* 1996 1997 1998 1999 2000 2001 2002 2003 2004 YTD International -3.6 -15.3 -62.2 -67.2 -91.2 -46.3 -35.6 IL -7 -5 24 10 6.6 20.4 Small Bus -15.8 -0.6 -0.1 21.8 Amerifee -8.5 -6.1 COAF -5.1 -7.5 -21 -35.4 10.3 Total everything -3.6 -22.3 -89.8 -79 -94 -80 2 164 323 1 GFS and Auto * Reported in Global Financial Services segment $M Based on internal allocations of consolidated results YTD as of Q304

Source: Directions Research, Brand Marketing Research We are developing a powerful brand identity Brand Awareness (%) August 2004 Total Unaided 100 99 97 96 95 92 92 64 48 47 31 4 24 22 16 3 21 21 37 16

Our brand positioning is on the bull's eye of what consumers care about "Great value without the hassle"

We are well positioned to succeed Strategically Financially Well positioned in Card Diversified businesses delivering A leading brand Strong revenue margin Strong credit performance Improving operating costs Strong earnings and stable ROA Diversified funding Robust capital

2005 Guidance EPS $6.60 - $7.00 Marketing Similar to annual spend in 2004 Charge-offs Expect 4 - 4.5% with normal seasonal variations ROA ~1.70% with quarterly variability Managed Loans Expect 12-15%

2004 Debt & Equity Conference Business Outlook Rich Fairbank November 4, 2004